Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

1.  Summary of Significant Accounting Policies

Nature of Operations.  Alliant Techsystems Inc. (“ATK” or “the Company”) is an aerospace, defense, and commercial products company and leading supplier of products to the U.S. Government, allied nations, and prime contractors.  ATK is also a major supplier of ammunition and related accessories to law enforcement agencies and commercial customers. ATK is headquartered in Arlington, Virginia and has operating locations throughout the United States, Puerto Rico, and internationally.

Basis of Presentation.  The consolidated financial statements of ATK include all majority-owned affiliates. Intercompany transactions and accounts have been eliminated.

Fiscal Year.  References in this report to a particular fiscal year refer to the year ended March 31 of that calendar year. ATK’s interim quarterly periods are based on 13-week periods and end on Sundays.

Use of Estimates.  The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may differ from those estimates.

Revenue Recognition.

Our sales come primarily from contracts with agencies of the U.S. Government and its prime contractors and subcontractors. As the various U.S. Government customers, including the U.S. Army, U.S. Navy,  NASA, and the U.S. Air Force, make independent purchasing decisions, we do not generally regard the U.S. Government as one customer. Instead, we view each agency as a separate customer.

Sales by customer were as follows:

Sales to:

	Percent of Sales For Fiscal Years Ended:
	2012	2011	2010
U.S. Army	28%	30%	28%
U.S. Navy	12%	11%	11%
NASA	10%	13%	18%
U.S. Air Force	6%	7%	7%
Other U.S. Government customers	9%	7%	5%
Total U.S. Government customers	65%	68%	69%
Commercial and foreign customers	35%	32%	31%
Total	100%	100%	100%

Long-Term Contracts — The majority of ATK’s sales are accounted for as long-term contracts.  Sales under long-term contracts are accounted for under the percentage-of-completion method and include cost-plus and fixed-price contracts. Sales under cost-plus contracts are recognized as costs are incurred. Sales under fixed-price contracts are either recognized as the actual cost of work performed relates to the estimate at completion (“cost-to-cost”) or based on results achieved, which usually coincides with customer acceptance (“units-of-delivery”).  The majority of ATK’s total revenue is accounted for using the cost-to-cost method of accounting.

Profits expected to be realized on contracts are based on management’s estimates of total contract sales value and costs at completion. Estimated amounts for contract changes, including scope and claims, are included in contract sales only when realization is estimated to be probable. Assumptions used for recording sales and earnings are adjusted in the period of change to reflect revisions in contract value and estimated costs. In the period in which it is determined that a loss will be incurred on a contract, the entire amount of the estimated gross margin loss is charged to cost of sales. Changes in estimates of contract sales, costs, or profits are recognized using the cumulative catch-up method of accounting. This method recognizes in the current period the cumulative effect of the changes on current or prior periods.  The effect of the changes on future periods of contract performance is recognized as if the revised estimate had been used since contract inception.

Changes in contract estimates occur for a variety of reasons including changes in contract scope, unforeseen changes in contract cost estimates due to unanticipated cost growth or risks affecting contract costs and/or the resolution of contract risks at lower costs than anticipated, as well as changes in contract overhead costs over the performance period. Changes in estimates could have a material effect on the company’s consolidated financial position or annual results of operations. Aggregate net changes in contract estimates recognized using the cumulative catch-up method of accounting increased operating income by $106, 973 in 2012, $ 51,508 in 2011, and $44,383 in 2010. The adjustments recorded during the year ended March 31, 2012 were primarily driven by greater than expected performance at the Radford facility due to increased production volumes, changes in estimates as contracts near completion in energetic and small- caliber systems programs, the absence of a reduction in sales and profit on a commercial aerospace program recorded in fiscal 2011, and changes in expectations on an international advanced weapons program, a defense electronic systems program, and others.

Contracts may contain provisions to earn incentive and award fees if specified targets are achieved as well as penalty provisions related to performance. Incentive and award fees and penalties that can be reasonably estimated and are probable are recorded over the performance period of the contract. Incentive and award fees that cannot be reasonably estimated are recorded when awarded.

Other Revenue Recognition Methodology — Sales not recognized under the long-term contract method primarily relate to sales within the Sporting Group and are recognized when persuasive evidence of an arrangement exists, the product has been delivered and legal title and all risks of ownership have been transferred, written contract and sales terms are complete, customer acceptance has occurred, and payment is reasonably assured. Sales are reduced for allowances and price discounts.

Fiscal 2012 sales by revenue recognition method were as follows:

Sales recorded under:

Percent of Sales
Long-term contracts method	78%
Other method	22%
Total	100%

Operating Expenses.  Research and development, selling and general and administrative costs are expensed in the year incurred. Research and development costs include costs incurred for experimentation and design testing. Selling costs include bid and proposal efforts related to products and services. Costs that are incurred pursuant to contractual arrangements are recorded over the period that revenue is recognized, consistent with ATK’s contract accounting policy.

Environmental Remediation and Compliance.  Costs associated with environmental compliance, restoration, and preventing future contamination that are estimable and probable are accrued and expensed, or capitalized as appropriate. Expected remediation, restoration, and monitoring costs relating to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are accrued and expensed in the period that such costs become estimable. Liabilities are recognized for remedial and resource restoration activities when they are probable and the cost can be reasonably estimated. ATK expects that a portion of its environmental remediation costs will be recoverable under U.S. Government contracts and has recorded a receivable equal to the present value of the amount that ATK expects to recover.

ATK’s engineering, financial, and legal specialists estimate, based on current law and existing technologies, the cost of each environmental liability. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that other potentially responsible parties (“PRPs”) will be able to fulfill their commitments at the sites where ATK may be jointly and severally liable. ATK’s estimates for environmental obligations are dependent on, and affected by, the nature and extent of historical information and physical data relating to a contaminated site, the complexity of the site, methods of remediation available, the technology that will be required, the outcome of discussions with regulatory agencies and other PRPs at multi-party sites, the number and financial viability of other PRPs, changes in environmental laws and regulations, future technological developments, and the timing of expenditures; accordingly, ATK periodically evaluates and revises such estimates based on expenditures against established reserves and the availability of additional information.

Cash Equivalents.  Cash equivalents are all highly liquid cash investments purchased with original maturities of three months or less.

Marketable Securities.  Investments in a common collective trust that primarily invests in fixed income securities are classified as available-for-sale securities and are recorded at fair value within other current assets and deferred charges and other non-current assets on the consolidated balance sheet.  Unrealized gains and losses are recorded in other comprehensive (loss) income (“OCI”). When such investments are sold, the unrealized gains or losses are reversed from OCI and recognized in the consolidated income statement.

Inventories.  Inventories are stated at the lower of cost or market. Inventoried costs relating to contracts in progress are stated at actual production costs, including factory overhead, initial tooling, and other related costs incurred to date, reduced by amounts associated with recognized sales. Raw materials, work in process, and finished goods are generally determined using the standard costing method.

Inventories consist of the following:

	March 31
	2012	2011
Raw materials	$122,072	$97,942
Work/Contracts in process	53,018	53,499
Finished goods	83,405	90,587
Net inventories	$258,495	$242,028

Progress payments received from customers relating to the uncompleted portions of contracts are offset against unbilled receivable balances or applicable inventories. Any remaining progress payment balances are classified as contract advances.

Accounting for Goodwill and Identifiable Intangible Assets

Goodwill — ATK tests goodwill for impairment on the first day of its fourth fiscal quarter or upon the occurrence of events or changes in circumstances that indicate that the asset might be impaired. The Company has determined that the reporting units for its goodwill impairment review are its operating segments, or components of an operating segment, that constitute a business for which discrete financial information is available, and for which segment management regularly reviews the operating results.

The impairment test is performed using a two-step process.  In the first step, ATK determines the estimated fair value of each reporting unit and compares it to the carrying value of the reporting unit, including goodwill.  If the carrying amount of a reporting unit is higher than its fair value, an indication of goodwill impairment exists and the second step must be performed in order to determine the amount of the goodwill impairment. In the second step, ATK must determine the implied fair value of the reporting unit’s goodwill which is determined by allocating the estimated fair value of the reporting unit in a manner similar to a purchase price allocation. The implied fair value is compared to the carrying amount and if the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of its goodwill, an impairment loss must be recognized for the excess.

Identifiable Intangible Assets—ATK’s primary identifiable intangible assets include trademarks and trade names, non-compete agreements, patented technology, and customer relationships.  Identifiable intangible assets with finite lives are amortized and evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  Identifiable intangibles with indefinite lives are not amortized and are tested for impairment annually on the first day of ATK’s fourth fiscal quarter, or more frequently if events warrant.

ATK’s identifiable intangibles with indefinite lives consist of certain trademarks and trade names.  The impairment test consists of a comparison of the fair value of the specific intangible asset with its carrying value.  The fair value of these assets is measured using the relief-from-royalty method which assumes that the asset has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them.  This method requires ATK to estimate the future revenue for the related brands and technology, the appropriate royalty rate, and the weighted average cost of capital.  ATK bases its fair values and estimates on assumptions it believes to be reasonable, but which are unpredictable and inherently uncertain.

Stock-Based Compensation.  ATK’s stock-based employee compensation plans, which are described more fully in Note 14, provide for the grant of various types of stock-based incentive awards, including performance awards, total stockholder return performance awards (“TSR awards”),  restricted stock, and options to purchase common stock. The types and mix of stock-based incentive awards are evaluated on an ongoing basis and may vary based on ATK’s overall strategy regarding compensation, including consideration of the impact of expensing stock awards on ATK’s results of operations.

Performance awards are valued at the fair value of ATK stock as of the grant date and expense is recognized based on the number of shares expected to vest under the terms of the award under which they are granted.  ATK uses an integrated Monte Carlo simulation model to determine the fair value of the TSR awards and the calculated fair value is recognized into income over the vesting period.  Restricted stock issued vests over periods ranging from one to five years and is valued based on the market value of ATK stock on the grant date. The estimated grant date fair value of stock options is recognized into income on a straight-line basis over the requisite service period, generally one to three years.  The estimated fair value of each option is calculated using the Black-Scholes option-pricing model.  See Note 14 for further details.

Income Taxes.  Provisions for federal, state, and foreign income taxes are calculated based on reported pre-tax earnings and current tax law.  Such provisions differ from the amounts currently receivable or payable because certain items of income and expense are recognized in different time periods for financial reporting purposes than for income tax purposes.  Significant judgment is required in determining income tax provisions and evaluating tax positions.  ATK periodically assesses its liabilities and contingencies for all periods that are currently open to examination or have not been effectively settled based on the most current available information.  Where it is not more likely than not that ATK’s tax position will be sustained, the Company records the entire resulting tax liability and when it is more likely than not of being sustained, the Company records its best estimate of the resulting tax liability.  Any applicable interest and penalties related to those positions are also recorded in the consolidated financial statements.  To the extent ATK’s assessment of the tax outcome of these matters changes, such change in estimate will impact the income tax provision in the period of the change.  It is ATK’s policy to record any interest and penalties related to income taxes as part of the income tax expense for financial reporting purposes.  Deferred tax assets related to carryforwards are reduced by a valuation allowance when it is not more likely than not that the amount will be realized before expiration of the carryforward period.  As part of this analysis ATK takes into the account the amount and character of the income to determine if the carryforwards will be realized.  Significant estimates are required for this analysis.  Changes in the amounts of valuation allowance are recorded in the tax provision in the period when the change occurs.

Derivative Instruments and Hedging Activities.  From time to time, ATK uses derivatives, consisting mainly of commodity forward contracts to hedge forecasted purchases of certain commodities and foreign currency exchange contracts to hedge forecasted transactions denominated in a foreign currency.  ATK does not hold or issue derivatives for trading purposes. At the inception of each derivative instrument, ATK documents the relationship between the hedging instrument and the hedged item, as well as its risk-management objectives and strategy for undertaking the hedge transaction. ATK assesses, both at the hedge’s inception and on an ongoing basis, whether the derivative instrument is highly effective in offsetting changes in the hedged item. Derivatives are recognized on the balance sheet at fair value. ATK’s current derivatives are designated as cash flow hedges and the effective portion of the change in the fair value of the derivative is recorded to accumulated OCI and recognized in earnings when the hedged item affects earnings.  See Note 3 for further details.

Earnings Per Share Data.  Basic earnings per share (“EPS”) is computed based upon the weighted average number of common shares outstanding for each period. Diluted EPS is computed based on the weighted average number of common shares and common equivalent shares. Common equivalent shares represent the effect of stock-based awards (see Note 14) and contingently issuable shares related to ATK’s Convertible Senior Subordinated Notes (see Note 9) during each period presented, which, if exercised, earned, or converted, would have a dilutive effect on earnings per share. In computing EPS for the fiscal years presented, earnings, as reported for each respective period, is divided by (in thousands):

	Years Ended March 31
	2012	2011	2010
Basic EPS shares outstanding	32,874	33,275	32,851
Dilutive effect of stock-based awards	238	340	477
Dilutive effect of contingently issuable shares	—	—	134
Diluted EPS shares outstanding	33,112	33,615	33,462

Shares excluded from the calculation of diluted EPS because the option exercise/threshold price was greater than the average market price of the common shares	5	5	—

As discussed further in Note 9, contingently issuable shares related to ATK’s various convertible senior subordinated notes are not included in diluted EPS for 2012 or 2011 because ATK’s average stock price during the periods did not exceed the triggering price.

Contingently issuable shares related to ATK’s $200,000 aggregate principal amount of 3.00% Convertible Notes due 2024 and the $280,000 aggregate principal amount of 2.75% Convertible Notes due 2024, as discussed in Note 9, were included in diluted EPS in fiscal 2010 because ATK’s average stock price exceeded the conversion price during that period.

Comprehensive Income.

The components of accumulated OCI, net of income taxes, are as follows:

	March 31
	2012	2011
Derivatives	$3,416	$30,099
Pension and other postretirement benefit liabilities	(915,010)	(818,416)
Available-for-sale securities	996	1,240
Total accumulated other comprehensive loss	$(910,598)	$(787,077)

The following table summarizes the pre-tax activity in OCI related to these derivatives:

	Years Ended March 31
	2012	2011	2010
Beginning of period unrealized gain in accumulated OCI	$49,407	$65,582	$—
Net (decrease) increase in fair value of derivatives	(24,424)	26,491	79,431
Net gains reclassified from OCI, offsetting the price paid to suppliers	(19,319)	(42,666)	(13,849)
End of period unrealized gain in accumulated OCI	$5,664	$49,407	$65,582

There was no ineffectiveness recognized in earnings for these contracts during any of the fiscal years presented. ATK expects that any unrealized losses will be realized and reported in cost of sales as the cost of the commodities is included in cost of sales. Estimated and actual gains or losses will change as market prices change.

Fair Value of Nonfinancial Instruments.  The carrying amount of receivables, inventory, accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments.  See Note 2 for additional disclosure regarding fair value of financial instruments.

New Accounting Pronouncements.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”).  ASU 2011-04 clarifies the application of existing fair value measurement requirements including: (1) the application of the highest and best use and valuation premise concepts, (2) measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity, and (3) quantitative information required for fair value measurements categorized within Level 3. ASU 2011-04 also provides guidance on measuring the fair value of financial instruments managed within a portfolio, and application of premiums and discounts in a fair value measurement. In addition, ASU 2011-04 requires additional disclosure for Level 3 measurements regarding the sensitivity of fair value to changes in unobservable inputs and any interrelationships between those inputs. The amendments in this guidance are to be applied prospectively and are effective for interim and annual periods beginning after December 15, 2011. The adoption of this ASU did not have a material impact on ATK’s financial statements.

On June 16, 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income, (“ASU 2011-05”).  This update revises the manner in which entities must present comprehensive income in their financial statements.  ASU 2011-05 gives entities the option to present total comprehensive income, the components of net income, and the components of other comprehensive income in either of the following ways: (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements.  ASU 2011-05 is effective for fiscal years beginning after December 15, 2011 and interim periods within those years (ATK’s fiscal 2013). ATK has adopted this guidance with retrospective application as of April 1, 2012, and has presented total comprehensive income in the Condensed Consolidated Statement of Comprehensive Income.

On September 15, 2011, the FASB issued ASU No. 2011-08, Testing Goodwill for Impairment (“ASU 2011-08). Under the revised guidance, entities testing goodwill for impairment will have the option to perform a qualitative assessment before calculating the fair value of their reporting units (i.e., step 1 of the goodwill impairment test under the historical rules).  If entities determine, on the basis of qualitative factors, that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary.  The new guidance does not change how goodwill is calculated or assigned to reporting units, nor does it amend the requirement to test goodwill annually or between annual tests if circumstances warrant.  ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (ATK’s fiscal 2013).  ATK does not believe the adoption of this ASU will have a material impact on its financial statements.

On December 16, 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 360), Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). The amendments in this update require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this guidance are to be retrospectively applied for all comparative periods presented for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, beginning in fiscal 2014 for ATK. ATK does not believe the adoption of this ASU will have a material impact on its financial statements.